Supplement, dated November 16, 2006, to the
       Statements of Additional Information, each dated February 1, 2006, for
  Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal
                                  Fund Series
                                (each, a "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in each Fund's Statement of Additional Information ("SAI"). The following changes are effective immediately.

The following information supersedes and replaces the first paragraph contained under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan - Class D" in each Fund's SAI (except for the information regarding amounts paid under the Rule 12b-1Plan in respect of Class D shares):

Under its 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund.

The following paragraph supersedes and replaces the second paragraph under the heading "Purchase, Redemption, and Pricing of Shares - Purchase of Shares - Class C" in each Fund's SAI:

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc.,

Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

The following information supersedes and replaces item (6) under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares - CDSC Waivers" in each Fund's SAI:

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;